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                                                                    EXHIBIT 23.1

                    [LETTERHEAD OF DELOITTE & TOUCHE LLP]


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of The Gap, Inc. on Form S-8 of our report dated February 23, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Gap, Inc. for the year ended January 29, 2000.

/s/ Deloitte & Touche LLP

San Francisco, California
October 3, 2000